UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 29, 2005


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-25148                   11-2974651
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


425B Oser Avenue, Hauppauge, New York                              11788
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule under the Exchange Act (17
    CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.


            Between March 28, 2005 and March 29, 2005, Global Payment Technologies, Inc. (the "Company") issued 14,895 shares of its common stock to Laurus Master Fund, Ltd. ("Laurus") upon the conversion of $63,456.00 of the aggregate principal amount of a $1,500,000 secured convertible term note (the "CTN"), dated as of March 15, 2004, made by the Company in favor of Laurus. No sales commissions were paid in connection with this transaction. The shares of the Company's common stock issued to Laurus upon the partial conversion of the CTN were issued in reliance upon the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended.

            Between March 28, 2005 and March 29, 2005, the Company issued 98,105 shares of its common stock to Laurus upon the conversion of $417,924.00 of the aggregate principal amount of a $750,000 secured convertible minimum borrowing note (the "MBN"), dated as of March 15, 2004, made by the Company in favor of Laurus. No sales commissions were paid in connection with this transaction. The shares of the Company's common stock issued to Laurus upon the partial conversion of the MBN were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         The issuance of the CTN and the MBN to Laurus and the conversion terms of the CTN and the MBN were previously reported by the Company in a Current Report on Form 8-K dated March 16, 2004.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 30, 2005               GLOBAL PAYMENT TECHNOLOGIES, INC.


                                      By: /s/ Thomas McNeill
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                                         Name: Thomas McNeill
                                         Title:  Vice President, Chief Financial
                                                 Officer and Secretary